SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: February 15, 2002

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

DECEMBER 2015 REPORT
---------------------
On February 15, 2002 Jore  Corporation  filed its  financial  report (Form 2015)
with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------


                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending January 31, 2002, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 15th day of February, 2002.

                                PERKINS COIE LLP


                                           By     /s/  Adriana Rodriguez
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                         Report Month/Year January 31, 2002
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Kelly Grove                     Date: February 15, 2002

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation
BALANCE SHEET
For the Periods Indicated


                                                       January 31, 2002
ASSETS

Current assets:
      Cash equivalents and investments                         $954,612
      Accounts receivable, net of allowances                  4,410,764
      Shareholder notes receivable, net of reserves             359,882
      Inventory , net                                        12,248,129
      Other current assets                                    2,778,684
                                                      ------------------

        Total current assets                                $20,752,071
                                                      ------------------

    Property, plant and equipment, net                       71,826,041
    Intangibles and other long-term assets, net                 833,317
                                                      ------------------


              Total assets                                  $93,411,429
                                                      ==================


LIABILITIES & SHAREHOLDERS' EQUITY

    Current liabilities:
    Post Petition:
      Operating Line of Credit                               31,283,165
      Accounts Payable Post Petition                          1,466,788
      Accrued Expenses Post Petition                          2,977,052
      Accrued Payroll & Other Post Petition                     635,242
      Accrued Vacation & Personal Leave Post Petition           (15,320)

    Pre-petition:
      Accounts Payable Pre Petition                           9,673,288
      Accrued Expenses Pre Petition                           1,792,042
      Accrued Payroll & Other Pre Petition                      444,110
      Accrued Vacation & Personal Leave Pre Petition            521,541
      Notes Payable                                             250,000
      Shareholder Note Payable                                  353,446

                                                      ------------------

        Total Current Liabilities                            49,381,354
                                                      ------------------

    Long-term Debt                                           43,672,134
    Deferred Income Tax Liabilities                           1,533,332
                                                      ------------------

              Total Liabilities                              94,586,820
                                                      ------------------

    Shareholders' Equity
    Common Stock                                             41,337,319
    Deferred Compensation - Stock Options                       (22,171)
    Retained Earnings                                       (42,490,540)
                                                      ------------------

        Total Shareholders' Equity                           (1,175,392)

                                                      ------------------

              Total Liabilities & Shareholders' Equity      $93,411,429
                                                      ==================

Jore Corporation                                        01-31609-11
INCOME STATEMENT
For the Periods Indicated                              January, 2002


                                           January-02    Bankruptcy To Date
Revenues
Gross Sales                                 $3,544,174         $47,426,288
Sales Returns, Allow, Disc, Adj               (237,528)        ($2,571,876)
                                      -------------------------------------

Total Net Revenues                           3,306,646          44,854,412

Cost of Sales
Material @ Standard                          1,296,699         $18,788,652
Labor @ Standard                               418,316          $6,384,108
Overhead @ Standard                            126,640          $4,930,831
Product roll-out costs                           7,688             $77,988
Over/under applied variances                 1,118,083          $4,216,456
Purchase price variance                        (28,864)        ($1,069,688)
Freight                                         63,271          $1,289,176
Shipping & DC Costs                             39,773            $569,091
Assignment Fees                                   (560)             $8,731
                                      -------------------------------------

Total Cost of Sales                          3,041,046         $32,154,301
                                      -------------------------------------

Gross Profit                                   265,600          12,700,111

Operating Expenses
General & Administrative                       267,928          $4,005,781
Sales & Marketing                              391,976          $6,426,652
Product Development                             14,036            $237,433
                                      -------------------------------------

Total Operating Expenses                       673,940         $10,669,865
                                      -------------------------------------

Operating Income / (Loss)                     (408,340)          2,030,246

Other (Income) Expenses
Interest Expense                               242,130          $2,451,521
Other Expenses                                    (587)           ($17,091)
Loss on Disposal of Fixed Asset                   (700)           ($43,309)
                                      -------------------------------------

Total Other (Income) Expense                   240,843          $2,391,121

Non-Recurring Expenses
Bankruptcy Admin                               326,981          $3,569,315
Other Expense - Nonrecurring                         -         $17,186,754
                                      -------------------------------------

Total Non-Recurring Expenses                   326,981         $20,756,069


                                      -------------------------------------
                                      -------------------------------------
Income before Taxes                           (976,164)       ($24,157,990)


Provision for Income Taxes                           0                   0
                                      -------------------------------------

                                      -------------------------------------
Net Income (Loss)                             (976,164)        (24,157,990)
                                      =====================================

 UST-14 Summary of Disbursements         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            January, 2002

 Statement of Cash Receipts and Disbursements

                                          Account Name:  Jore Corporation DIP
                                                        ----------------------
                                                        Summary of All Accounts

December, 2001

Operating DIP Accounts
----------------------------------------                                                                        Transfer from
Account Name                            Account #        Beginning Balance Cash Receipts  Cash Disbursements    Line of Credit
----------------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603        (703,937.51)                -     (1,513,752.83)     1,729,776.30
Self-funded Health
Insurance Account                       5130002180          (70,731.99)                -        (64,570.78)        32,525.15
Bancontrol Account                      003-0082267         157,312.97      2,245,983.43                 -     (1,454,135.71)
Lock Box Account                        5130001216                   -        692,966.15                 -       (426,910.58)
Payroll Account                         5130001935          (22,762.39)                -       (554,551.54)       536,961.07
Ronan State Bank Investments            CD 15767 & 15374    131,240.85                 -
Whitefish Credit Union                  817452                       -                 -                 -                 -
Wells Fargo Imprest                     2015068521            3,891.06                 -                 -                 -
                                                         -------------------------------------------------------------------------
Total Cash Accounts                                        (504,987.01)     2,938,949.58     (2,132,875.15)       418,216.23
                                                         =========================================================================

Operating DIP Accounts
----------------------------------------                 Transfers between                   Ending Balance
Account Name                            Account #        Accounts       Book Adjustments     Per Books
-------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603                -      (2,368.75)          (490,282.79)
Self-funded Health
Insurance Account                       5130002180                 -              -           (102,777.62)
Bancontrol Account                      003-0082267       266,055.57              -          1,215,216.26
Lock Box Account                        5130001216       (266,055.57)             -                     -
Payroll Account                         5130001935                 -     237,676.84            197,323.98
Ronan State Bank Investments            CD 15767 & 15374           -                           131,240.85
Whitefish Credit Union                  817452                     -              -                     -
Wells Fargo Imprest                     2015068521                 -              -              3,891.06
                                                         -------------------------------------------------
Total Cash Accounts                                                -     235,308.09            954,611.74
                                                         =================================================

 UST-14 Summary of Disbursements       Case Number:    01-31609-11
 Continued                             Rule 2015 Report for the Month and Year
                                       of:             January, 2002



                                       Account Name:   Jore Corporation DIP
                                                      --------------------
                                                      Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___ No_X_ If yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval) Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes __ No _X__ If yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No _x__ if yes, list each payment.

Payee name Nature of payment Payment date Payment amount Date of court approval
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 UST - 14, Continuation Sheet           Case Number:    Case Number:
                                        Rule 2015 Report for the Month and Year
                                        of:             January, 2002

 Statement of Cash Receipts and Disbursements

                                        Account Name:   Jore Corporation
                                                       DIP Operating Account
                                        Account Number:495-0029603
                                        Depository:    Wells Fargo

 Cash Receipts

Date      Source                                 $ Amount               Balance
--------------------------------------------------------------------------------
           Beginning Cash Balance                                   (703,937.51)




                                                 -------------------------------
           Total Cash Receipts                         -

                        Cash Disbursements

Date       Check #      Payee                     $ Amount
--------------------------------------------------------------------------------


                                                 ------------------------------
           Total Disbursements                 (1,513,752.83)

           Transfers from Line of Credit
           Transfers from Line of Credit        1,729,776.30


                                                --------------------------------
           Total Transfers From Line of Credit  1,729,776.30

           Transfers Between Accounts

                                                --------------------------------
           Total Transfers Between Accounts            -

           Book Adjustments

                                                         --------------------
           Book Adjustments                                        (2,368.75)

           Ending Book Balance                                   (490,282.79)
                                                         ====================

           Bank Adjustments
                                                         --------------------
                                                                  422,875.85

Balance in DIP Operating Account per 01/31/02
Bank Statement                                                     (67,406.94)
                                                         ====================

           Attach Copy of Current Months Bank Statement                (0.00)

 UST - 14, Continuation Sheet           Case Number: 01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:         January, 2002

 Statement of Cash Receipts and Disbursements

                                        Account Name:Jore Corporation
                                                    Self-funded Health Insurance
                                        Account Number: 5130002180
                                        Depository: Wells Fargo

 Cash Receipts

Date     Source              Description             $ Amount            Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                      (70,731.99)




                                                   -----------------------------
         Total Cash Receipts                              -

                    Cash Disbursements

Date Check #  Payee     Description                   $ Amount
--------------------------------------------------------------------------------
              Various   Release of Group of Checks    (8,995.30)
              Various   Release of Group of Checks   (23,089.36)
              Various   Release of Group of Checks   (32,486.12) (   32,486.12)

                                                   -----------------------------
         Total Disbursements                         (64,570.78)

         Transfers
         Transfers from Line of Credit                32,525.15

                                                   -----------------------------
         Total Transfers                              32,525.15

         Transfers Between Accounts

                                                   -----------------------------
         Total Transfers Between Accounts                     -


         Book Adjustments

                                                   ------------
         Total Book Adjustments                               -

         Ending Book Balance                                      (102,777.62)
                                                             =================

         o/s checks                               102,658.62
Bank Adjustments                                                   102,658.62


                                                             -----------------
Balance in Self-funded Health Insurance Acct per
01/31/02 Bank Statement                                               (119.00)
                                                             =================

         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet         Case Number:    01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:            January, 2002

 Statement of Cash Receipts and Disbursements

                                      Account Name:   Jore Corporation
                                                     Bancontrol Account
                                      Account Number:003-0082267
                                      Depository:    Wells Fargo

 Cash Receipts

Date      Source                 Description            $ Amount        Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                      157,312.97

          Total A/R Trade Cash Recipts               2,156,246.96
          Total Other Cash Receipts                     89,736.47

                                                    ----------------------------
          Total Cash Receipts                        2,245,983.43

                       Cash Disbursements

Date      Check #  Payee         Description           $ Amount
--------------------------------------------------------------------------------

                                                   -----------------------------
          Total Disbursements                                   -

          Transfers
                       Transfers to Line of Credit  (1,454,135.71)

                                                   -----------------------------
          Total Transfers                           (1,454,135.71)

          Transfers Between Accounts
Zero Balance Account Transfer from 5130001216           266,055.57

                                                   -----------------------------
          Total Transfers Between Accounts              266,055.57

          Book Adjustments

                                                  ---------------
          Total Book Adjustments                                -

          Ending Book Balance                                   1,215,216.26
                                                           ==================

          Deposits per bank but not recorded on g/l

Transfers not made to lockbox due to cash collateral order.    (1,136,909.26)


                                                           ------------------
Balance in Bancontrol Account per 1/31/02 Bank Statement           78,307.00
                                                           ==================

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet         Case Number:   01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:           January, 2002

 Statement of Cash Receipts and Disbursements

                                       Account Name:  Jore Corporation
                                                     Lock Box Account
                                       Account Number:5130001216
                                       Depository:   Wells Fargo

 Cash Receipts

Date  Source            Description                   $ Amount       Balance
--------------------------------------------------------------------------------
      Beginning Cash Balance                                  -

                   Total A/R Trade Cash Recipts      692,966.15

                                                    ---------------------------
      Total Cash Receipts                            692,966.15

                        Cash Disbursements

Date  Check # Payee    Description                    $ Amount
--------------------------------------------------------------------------------

                                                    ----------------------------
      Total Disbursements                                     -

      Transfers

          Sweep to Line of Credit                  (426,910.58)

                                                    ----------------------------
      Total Transfers                              (426,910.58)

      Transfers Between Accounts
         Zero Balance Account Transfer to 30082267 (266,055.57)

                                                   ----------------------------
      Total Transfers Between Accounts             (266,055.57)

      Book Adjustments

                                                   ---------------
      Total Book Adjustments                                   -

                                                                -------------
      Ending Book Balance                                               0.00
                                                                =============

Bank Adjustments

                                                                -------------
Balance in Lock Box Account per 1/31/02 Bank Statement                  0.00
                                                                =============

      Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet        Case Number:   01-31609-11
                                     Rule 2015 Report for the Month and Year
                                     of:           January, 2002

 Statement of Cash Receipts and Disbursements

                                      Account Name:  Jore Corporation
                                                    Payroll Account
                                      Account Number:5130001935
                                      Depository:   Wells Fargo

 Cash Receipts

Date   Source                 Description               $ Amount       Balance
--------------------------------------------------------------------------------
       Beginning Cash Balance                                        (22,762.39)

                                                     ---------------------------
       Total Cash Receipts                                   -

                    Cash Disbursements

Date   Check # Payee        Description                 $ Amount
--------------------------------------------------------------------------------
               Checks                                 (551,729.34)
               adp fees                                 (2,822.20)

                                                     ---------------------------
       Total Disbursements                            (554,551.54)

       Transfers
       Transfers from Line of Credit                   536,961.07

                                                     ---------------------------
       Total Transfers                                 536,961.07

       Transfers Between Accounts

                                                     ---------------------------
       Total Transfers Between Accounts                      -

       Book Adjustments

       Total Book Adjustments                          237,676.84

       Ending Book Balance                                           197,323.98
                                                              ==================

       Total Bank Adjustments                                       (198,451.83)
                                                              ------------------

Balance in Payroll Account per 01/31/02 Bank Statement                (1,127.85)
                                                              ==================
                                                                          (0.00)
       Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet          Case Number:  01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:          January, 2002

 Statement of Cash Receipts and Disbursements

                                       Account Name: Jore Corporation
                                                    RSB Investments
                                       Account Number: CD 15767 & 15374
                                       Depository:  Wells Fargo

 Cash Receipts

Date      Source         Description                      $ Amount      Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                    131,240.85

                                                       ------------------------

                      Cash Disbursements

Date Check #     Payee         Description                $ Amount
--------------------------------------------------------------------------------

                                                       -------------------------
    Total Disbursements                                          -

    Transfers


                                                       -------------------------
    Total Transfers                                              -

    Transfers Between Accounts


                                                       -------------------------
    Total Transfers Between Accounts                             -

    Book Adjustments

                                                       ------------
    Total Book Adjustments                                       -

    Ending Book Balance                                              131,240.85
                                                                 ===============

    Interest recorded by bank                                             293.24
                                                                               -
                                                                 ---------------
Balance in Ronan State Bank Investments Account per
01/31/02 Bank Statement                                              131,534.09
                                                                 ===============

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet         Case Number:  01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:          January, 2002

 Statement of Cash Receipts and Disbursements

                                      Account Name: Jore Corporation
                                                   Wisconsin Imprest
                                      Account Number: 2015068521
                                      Depository:  Wells Fargo

 Cash Receipts

Date      Source     Description                       $ Amount      Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                     3,891.06

                                                     ---------------------------
          Total Cash Receipts                                   -

                      Cash Disbursements

Date Check #     Payee         Description             $ Amount
--------------------------------------------------------------------------------
                 Various

                                                    ----------------------------
     Total Disbursements                                      -

     Transfers

                                                    ----------------------------
     Total Transfers                                          -

     Transfers Between Accounts
     Wire Transfer from Jore General Account

                                                    ----------------------------
     Total Transfers Between Accounts                         -

     Book Adjustments

                                                    ------------
     Total Book Adjustments                                   -

     Ending Book Balance                                               3,891.06
                                                                ================

     Total Bank Adjustments

Balance in Petty Cash Account per 1/31/02 Bank Statement               3,891.06
                                                                ================

          Attach Copy of Current Months Bank Statement

                                        Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:                         Jan-02

UST-15, Statement of Aged Receivables

Total Due     (0-30 Days)  (31-60 Days) (61-90 Days)   (91 & Over)   Amount
                                                                     Considered
                                                                   Uncollectible
Post-Petition Receivables

--------------------------------------------------------------------------------
5,967,919     4,078,756     1,001,690      577,373       125,433       184,666
--------------------------------------------------------------------------------

Pre-Petition Receivables

--------------------------------------------------------------------------------
   35,035            -                                                   35,035
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6,002,954     4,078,756     1,001,690      577,373       125,433        219,701
================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                   12/31/01            $6,229,252.89

2. Sales on Account this Month                           $3,527,180.91

   2a.  Adjustments                                      ($1,205,246.24)
                                                         --------------

3. Balance (add lines 1, 2, & 2a)     1/31/02            $8,551,187.56
                                                         --------------

4. Amounts Collected on Receivables                      ($2,583,267.44)

                                                         --------------
5. Closing Balance      1/31/02                          $5,967,920.12
                                                         ==============

 Reserved for Uncollectible accounts (see attached)       ($151,971.72)

 Reserved for Sales Alllowance, Returns, Promo accounts  ($1,405,183.97)

                                                         --------------

Per Balance Sheet                1/31/02                  $4,410,764.43
                                                          ==============

Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. A few of our customers have not paid due to the Chapter 11 Bankruptcy, we having been working with them and should be receiving payment from them soon. Some of these customers have paid, are working with the other customers to get them paid.

3. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

4. In August we transferred $134,305.55 to a Non-Trade Receivable Account as this is the total amount of prepetition Account Receivables for Black & Decker, Vermont American Magna, and Aronson Campbell. These customers have pre-petition balances in Accounts Payable and would like to have these amounts offset.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                       Case Number:       01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:               January, 2002


                  UST-16, Statement of Post Petition Payables
                                 Part A - Taxes

Type of tax         (1) Unpaid post-   (2)Post-petition     (3)Post-petitions   (4)Unpaid post-
                     petition taxes      taxes accrued       tax payments made   petition taxes at
                    from prior report-  this month (new     this reporting       end of reporting
                    ing month           obligations)         month               month
---------------------------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes  33,623.27         17,818.08         51,357.57              83.78
FICA/Medicare-Employee      17,597.86          7,694.93         25,736.62            (443.83)
FICA/Medicare-Employer      17,597.86          7,694.93         25,094.77             198.02
Unemployment                14,760.19          4,075.04         14,122.62           4,712.61
                                                                                           -
State Taxes                                                                                -
All States                  (3,958.70)        20,023.87         34,968.62         (18,903.45)
State Unemployment          61,629.63          9,279.01         48,012.34          22,896.30
Other Taxes                                                                               -
Local city/county             N/a                   N/a               N/a                N/a
Gambling                      N/a                   N/a               N/a                N/a
Personal property                   -                 -                 -                  -
Real Property                       -                 -                 -                  -
Other                               -                 -                 -                  -

                                                         -------------------
                     Total Unpaid Post-Petition Taxes               $ 8,543
                                                         ===================

Delinquent Tax Reports and Tax Payments
Taxing agency  Tax reporting period Report due date  Payment due date Amount due
--------------------------------------------------------------------------------
N/A

Explain the reason for any delinquent tax reports or tax payments:

                                       Case Number:    01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:             January, 2002

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables


Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

1. Closing balance from prior month                          $1,319,548.13

2. New payables added 1/01/02 thru 1/31/02                   $1,714,351.38

3. Less payments made 1/01/02 thru 1/31/02                  ($1,567,111.66)

4. Balance for aging as of 1/31/02                           $1,466,787.85


Statement of Postpetition Payments on Executory Contracts & Leases
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Entity Paid                       Total amount of  Total amount of   Total Post
                                  Payments Due     payments made     petition
                                                                    delinquency
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BLACKFOOT COMMUNICATIONS               $ 17,129.08  $ 17,129.08
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C&C LAND                                       $ -          $ -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CANADIAN DETAILING                      $ 1,140.63   $ 1,140.63
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISSION VALLEY POWER                   $ 39,581.55  $ 39,581.55
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISSOULA ELECTRIC COOPERATIVE             $ 981.49     $ 981.49
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MONTANA POWER COMPANY                   $ 1,569.70   $ 1,569.70
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROFESSIONAL RETAIL MERCHANDISE        $ 20,596.83  $ 20,596.83
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROBERT SCHRODER                         $ 2,696.16   $ 2,696.16
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCOTTDALE RETAIL SERVICES              $ 13,056.79  $ 13,056.79
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VERIZON NORTH                             $ 419.85     $ 419.85
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOBROW PALUMBO                         $ 26,970.00  $ 26,970.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total                                 $ 124,142.08 $ 124,142.08           $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Statement of Postpetition Payments to Secured Creditors

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Entity Paid                      Total amount of  Total amount of   Total Post
                                  Payments Due     payments made     petition
                                                                     delinquency

--------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
AMERICAN EQUIPMENT LEASING                   $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
ASSOCIATES LEASING                           $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CITI VENDOR FINANCE                          $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
GE CAPITAL                                   $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
PEOPLES                                      $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
SAFECO                                       $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RONAN STATE BANK                             $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
FIRST SECURITY BANK                          $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
KEY CORP LEASING                             $ -
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total                                        $ -          $ -           $0.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           January, 2002

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule  of  Payments  to  Professionals  (Attorney,   accountant,   appraiser,
consultant, etc) December 31, 2001

Type of Professional          Fees and expense   Fees and expenses   Total fees
                              from prior         added this          expenses at
                              months             month               month end
--------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)  -       1,495,371          217,403    1,712,774
Glass & Associates (Management
Consultant-)                            1,116,702           16,967    1,133,669
Dye & Moe (Debtor Attorney)                49,775            7,237       57,011
US Trustee                                 47,750            6,942       54,692
Trustee's Council               -               -                             -
Shulkin (Creditors' Committee
Council)                        -          78,666           11,437       90,103
Creditors' Committee other
professional                    -           2,471              359        2,830
Christensen Connor Johnson                247,986           36,053      284,039
Hilco Appraisal Services                   53,633            7,797       61,430
Wells Fargo                               149,981           21,805      171,786
                        --------------------------------------------------------
Totals                        $ -     $ 3,242,334        $ 326,000  $ 3,568,334
                        ========================================================

Note:1 Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note:3 Professional fees accrued in January are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              January, 2002

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.

                                                                Yes         No
                                                                ----------------
Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or                No
another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

Question 2 - Financing.  During the reporting month, did the                No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting month, did                No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

 Question 4 -  Insurance  and Bond  Coverage.  Did the debtor               No
 renew  or  replace  any  insurance   policies   during  this
 reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

 Were any of the  debtor's  insurance  policies  canceled  or               No
 otherwise terminated for any reason during the reporting month? If yes, explain

 Were any claims made during this reporting month against the               No
 debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:
                                          Full-time       Part-time and Temp
Number of employees at beginning of
month January                                         267          31
Employees added                                         0           0
Employees resigned/terminated                           0           0
                                          --------------------------------------
Number employees at end of month                      267          31
                                          ======================================

      Gross Monthly Payroll and Taxes                          $ 662,197
                                                         ----------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

                                                  Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending January 31, 2002
Narrative Report


Sales for the month of January 2002 were $3.5 million, a 40% increase over the same period in 2001. The top three customers had overall increases in sales over the prior year, some being attributable to moving forward sales orders from future months, but most are attributable to higher than expected sell through at the retail level. The Company's backlog of unfilled sales orders was $1.2 million at January 31, 2002. It is anticipated that February 2002 sales will exceed the prior year's sales levels by an equal amount.

January's gross profit was 7.5% compared to a plan of 4.5% due to lower than expected costs in production. Many of the salaried personnel in overhead and administrative positions were working in the production area to get orders shipped. Selling and Marketing costs were lower than budget primarily due to the sales mix in relation to license brand fees. General & Administrative costs were lower than budget due to reallocation of wages to the packaging and assembly cost center in cost of goods sold.

Interest expense is comprised of interest on the Company's debtor-in-possession facility. The Company is not accruing interest expense on its long-term debt.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. The current DIP facility limits payments to professionals to $100,000.

On February 5th a ruling was issued from the U.S. Bankruptcy Court denying the breakup fees requested by the debtor. On February 6th, the previously submitted offer by Pentair was withdrawn. Porter Cable had made it clear they would not continue with their efforts without breakup fees to cover their due diligence costs in the event they were overbid. Currently GE Capital is moving forward with its own plan of reorganization. Based on a hearing on February 11th, the court extended the period to file a disclosure statement to February 22nd. This new disclosure statement will contain the GE plan. The next scheduled court date will be March 4th to review the disclosure statement and plan of reorganization.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 01/31/02
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 01/31/02
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 01/31/02
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 01/31/02
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 01/31/02
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K                            Wells Fargo Debtor In Possesion Bank
                                        Statement - Edgerton Ending

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        February 15, 2002                By:  /s/ Kelly Grove
                                              ------------------
                                              Kelly Grove
                                              Controller